Exhibit 99.3

Third Quarter Earnings Review October 15, 2003
Basis of Presentation All prior period data reflect the restatement announced October 15, 2003. Use of non-GAAP financial measures This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington's results of operations or financial position. Where non- GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this presentation or in the Quarterly Financial Review supplement to the Third Quarter 2003 Earnings Press Release, which can be found on Huntington's website at www.huntington-ir.com. Annualized data Certain returns, yields, performance ratios, or growth rates for a quarter are "annualized" in this presentation to represent an annual time period. This is done for analytical purposes to better discern for decision making purposes underlying performance trends when compared to full-year or year-over-year amounts. For example, loan growth rates are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Fully taxable equivalent interest income and net interest margin Income from tax-exempt earnings assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax- exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors. Earnings per share equivalent data Significant one-time income or expense items may be expressed on a per common share basis. This is done for analytical purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Management does this for performance analysis and decision making. Investors may also find this information helpful in their evaluation of the company's financial performance against published earnings per share consensus amounts, which typically exclude the impact of significant one- time items. Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre- tax amount to derive an after-tax amount which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is separately disclosed, with this then being the amount used to calculate the earnings per share equivalent. Rounding Please note that columns of data in the following slides may not add due to rounding. NM or nm Percent changes of 100% or more are shown as "nm" or "not meaningful". Such large percent changes typically reflect the impact of one-time items within the measured periods. Since the primary purpose of showing a percent change is for discerning underlying performance trends, such large percent changes are "not meaningful" for this purpose.

Agenda Third quarter events / highlights Restatement / other accounting actions Third quarter financial review Closing remarks
Third Quarter Events / Highlights Restatement/Accounting Actions After-tax Restated earnings to correct for timing errors: cumulative reduction to equity Additional impact related to accounting changes disclosed 7/17/03 $ 4 million Adopted retroactive deferral accounting and restated periods prior to 7/1/03 55 Completed accounting review which identified 3 other income/expense recognition timing errors 7 Total $66 million Adopted FIN 46 effective 7/1/03 Consolidated $1 billion auto loan securitization Deconsolidated two subsidiary trusts Eliminated $300 million of trust preferred capital securities Increased subordinated debt Other Completed the sale of four West Virginia branch offices

Third Quarter Highlights Financial Performance vs. 2Q03 $0.39 EPS... $0.45 EPS before cumulative impact of change in accounting principle 5% annualized growth in loans and leases excluding the impact of FIN 46 (26% annualized growth including the impact of FIN 46)... good growth in home equity loans, residential mortgages, small business loans, and commercial real estate loans... a decline in C&I loans 20% annualized growth in core deposits excluding CDs... despite a significant lowering of our deposit rates at the beginning of the quarter 1 basis point decline in the fully taxable equivalent net interest margin to 3.46% 21 basis point decline in the net charge-off ratio to 0.64% 4 basis point decline in the loan loss reserve ratio to 1.75% reflecting $1 billion of auto loans consolidated on the balance sheet (FIN 46) $3.4 million increase in NPAs to $137.1 million 15 percentage point increase in the NPA coverage ratio to 270%
Restatement and Other Accounting Actions

Earnings Restatement Summary Cumulative Reduction to Retained Earnings $ 30 MM Issues announced 7/17/03 to correct timing errors and reflected in 2Q earnings release/Form 10-Q/A 66 New issues announced today to correct timing errors for: $ 4 MM - Additional impact to 7/17/03 issues 55 - Retroactive application of deferral accounting for loan origination fees and costs 7 - Certain timing errors related to 3 items identified during the July-October accounting review $ 96 MM Cumulative reduction to retained earnings Total cumulative impact adjusts previously reported earnings: 1H03-2001 $ (19) 20% 2000 & prior (77) 80 Total $ (96) 100%
Earnings Restatement Detail ($MM - After-tax) Cum. 1H03-2001 2000 & prior Impact Net Income Net Income Items restated in 7/17 earnings release : Origination fees paid to automobile dealers $(12) $2 $(14) Commissions paid to originate deposits (9) 1 (10) Mortgage origination fee income (5) (4) (1) Recognition of pension settlements (2) (2) -- Automobile debt cancellation insurance (7) (2) (5) Sub-total $(35) $(5) $(30) Retroactive application of deferral accounting: (55) (15) (40) Additional items identified: Interest rate swap gain timing:NII 1998-2000 -- -- -- Sale leaseback transaction timing: NIE (7) 1 (8) Bank owned life insurance expense:NIE 2001-2002 -- -- -- Impact of all restatement items $(96) $(19) $(77)

Impact on Capital TCE Ratio @ 6/30/03 as originally reported on 7/17/03 7.31% Implementation of FIN 46 (0.29) Restatement impact (0.21) Other (0.03) TCE Ratio @ 9/30/03 6.78% TCE Ratio Is Above the 6.50% - 6.75% Target
Other Related Comments Third quarter results have addressed all known accounting-related issues We continue to cooperate with the SEC investigation In November expect to file amended... 2002 Annual Report on Form 10-K/A 2003 First Quarter Form 10-Q/A 2003 Second Quarter Form 10-Q/A

Financial Review
Earnings Summary After-tax EPS Net income $ 90.9 MM $0.39 Excluding the impact of adopting FIN 46 13.3 0.06 Income before cum. effct./acct. chg. $104.2 MM $0.45 Significant Items Favorable/(Unfavorable) Pre-tax After-tax EPS Gain on sale of 4 WV offices $ 13.1 MM $ 8.5 MM $ 0.04 MSR recovery 17.8 11.6 0.05 Securities losses (4.1) (2.7) (0.01)

3Q03 2Q03 1Q03 4Q02 3Q02 EPS before cum. effct. acctg. chg. $0.45 $0.42 $0.39 $0.29 $0.36 ROA (1) 1.39% 1.38% 1.36% 1.02% 1.35% ROE (1) 18.4% 18.0% 17.2% 12.7% 15.8% Net interest margin 3.46% 3.47% 3.63% 3.62% 3.69% Efficiency ratio 60.0% 62.6% 66.3% 69.9% 65.2% Loan & lease growth (2) 26% 7% 16% 22% 17% Core deposit growth excld. retail CD's (3) 20% 20% 10% 3% 15% Net charge-offs (3) (4) 0.64% 0.85% 0.69% 1.83% 0.78% NPA ratio (5) 0.65% 0.70% 0.74% 0.74% 1.20% ALLL/loans & leases (5) 1.75% 1.79% 1.78% 1.81% 2.08% Tang. com. equity/assets (5) 6.78% 7.07% 7.02% 7.23% 7.65% (1) Based on net income before cumulative effect of change in accounting principle, net of tax (2) Average linked quarter growth rate annualized; 3Q03 = 5% excluding the $1.0 B of securitized loans consolidated on the balance sheet due to adoption of FIN 46 (3) Average quarterly rate annualized (4) 4Q02 includes credit actions; excluding $51.3 MM of charge-offs resulting from these credit actions, 4Q02 net charge-offs would have been reduced by 1.13% to 0.70% (5) Period end Performance Highlights
Change B (W) vs. 2Q03 3Q02 ($MM) 3Q03 2Q03 3Q02 Amt. Amt. Pct. Net interest income $220.5 $ 202.4 $191.3 $ 18.0 $ 29.2 15.3 % Provision (51.6) (49.2) (54.3) (2.4) 2.7 5.0 Non-interest income 272.8 277.0 298.6 (4.2) (25.8) (8.7) Non-interest expense (300.2) (297.1) (319.5) (3.1) 19.3 6.0 Pretax income 141.4 133.1 116.0 8.3 25.4 21.9 Income before acct. chg. $104.2 $ 96.5 $ 88.0 $ 7.7 $ 16.2 18.4 % Cum. effct. acct. chg.(1) (13.3) -- -- (13.3) (13.3) nm Net income $ 90.9 $ 96.5 $ 88.0 $ (5.6) $ 2.9 3.3 % EPS before acct. chg. $ 0.45 $ 0.42 $ 0.36 $ 0.03 $ 0.09 25.0 % EPS $ 0.39 $ 0.42 $ 0.36 $(0.03) $ 0.03 8.3 % Memo items Revenue (FTE) (2) $499.9 $474.6 $489.8 $ 25.3 $ 10.1 2.1 % Securities (losses) gains $ (4.1) $ 6.9 $ 1.1 $(11.0) $ (5.2) nm (1) Adoption of FIN 46, net of tax (2) Calculated assuming a 35% tax rate and excluding securities (losses) gains 2003 Third Quarter Earnings

Net Income and EPS Trends Net Income Amount 3Q02 0.36 4Q02 0.29 1Q03 0.39 2Q03 0.42 3Q03 0.39 0.06 Earnings Per Share Amount 3Q02 87.982 4Q02 69.229 1Q03 91.699 2Q03 96.458 3Q03 90.9 13.3 ($MM) Year-over-Year % Change 18% Year-over-Year % Change 25% (1) Before $13.3 MM cumulative effect of change in accounting principle (1) (1) $104.2 $0.45
Net Interest Income & Margin Trends Net Interest Income & Margin (FTE) (1) Net Interest Margin Drivers Loan mix continuing to shift to lower rate / higher quality loans Home equity loans / lines Residential mortgages Auto loans Rapid growth in lower rate direct financing leases Growth in lower yielding investment securities Lower rates on deposit accounts Amount NIM 1Q02 2Q02 3Q02 192.361 0.0369 4Q02 201.048 0.0362 1Q03 203.855 0.0363 2Q03 204.517 0.0347 3Q03 223.029 0.0346 ($MM) (1) Fully taxable equivalent basis Year-over-Year % Change 16%

Loan, Lease & Operating Lease Asset Growth Average ($B) Annualized Growth (1) 3Q03 v 2Q03 v 3Q03 v 3Q03 2Q03 1Q03 3Q02 C & I (2) $ 3.7 (28) % (5)% (10)% Small business loans 1.7 7 12 18 Commercial real estate 4.0 15 12 12 Total commercial/CRE 9.4 (4) 5 3 Auto loans 3.6 nm (32) 30 Auto direct financing leases (3) 1.6 85 nm nm Home equity 3.5 17 15 14 Residential real estate 2.1 40 12 40 Other consumer 0.4 (13) (10) (10) Total consumer 11.1 56 9 36 Total loans and leases 20.5 26 7 19 Operating lease assets (3) 1.6 (53) (53) (40) Total $22.1 20% 1% 11 % Total earning assets (4) $25.6 32% 15% 24% (1) Linked quarter percent change annualized (2) Excludes small business loans (3) All new leases accounted for as direct financing leases after April 2002 (4) Excludes operating lease assets
Selected Loan Growth Analysis - Excluding FIN 46 Impact (1) Average ($B) Annualized Growth (2) 3Q03 v 2Q03 v 3Q03 v 3Q03 2Q03 1Q03 3Q02 Auto loans $ 2.6 (33) % (32) % (6) % Total consumer $ 10.1 14 9 23 Total loans and leases $ 19.5 5 7 13 Total lns. & lse. + oper. leases $21.1 -- 1 6 Total earning assets (3) $24.6 16 15 19 (1) Each category shown for 3Q03 excludes $1.0 B of securitized auto loans reflecting the adoption of FIN 46. Comparable reported amounts and percentages appear on slide 17 (2) Linked quarter percent change annualized (3) Excludes operating lease assets

Average ($B) Annualized Growth (1) 3Q03 v 2Q03 v 3Q03 v 3Q03 2Q03 1Q03 3Q02 Demand $ 3.2 23% 12% 12 % Interest bearing demand 6.6 30 36 24 Savings 2.8 1 5 2 Other time 0.7 (10) (5) (8) Core deposits excl. CDs 13.2 20 20 14 Retail CDs 2.6 (34) (22) (26) Total core deposits 15.8 10 12 5 Other deposits 2.8 46 6 34 Total deposits $18.6 15% 11% 8% (1) Linked quarter percent change annualized Deposit Trends
($MM) Better or (Worse) vs. 3Q03 2Q03 (1) 3Q02 Operating lease income $117.6 $(11.0) (9) % (27) % Deposit service charges 42.3 1.4 3 12 Trust services 15.4 (0.2) (1) 2 Brokerage / insurance 13.8 (0.4) (3) 1 Other service charges 10.5 (0.9) (8) (3) Bank Owned Life Ins. 10.4 (0.6) (5) (3) Mortgage banking 30.2 23.0 nm nm Merchant Services gain -- -- -- nm Gain on sale of auto loans -- (13.5) nm nm Gain on sale of branch offices 13.1 13.1 nm nm Securities (losses) gains (4.1) (11.0) nm nm Other 23.5 (4.2) (15) 6 Total $272.8 $(4.2) (2) % (9) % Total xcld oper. lease inc. $155.1 $ 6.8 5% 12% (1) Linked quarter percentage growth is not annualized Non-interest Income

Mortgage Servicing Rights MSR interest rate risk is included as part of the overall interest rate risk management process Loan production is viewed as a hedge (albeit lagging) to MSR valuation changes Investment securities are viewed as a natural balance sheet hedge against changes in MSR valuations with gains (losses) utilized to mitigate MSR valuation (losses) gains Analysis indicates MSR impairments to date have been temporary, rather than permanent, impairments ($MM) 3Q03 2Q03 1Q03 4Q02 3Q02 MSR (impairment) recovery $17.8 $(6.4) -- $(6.2) $(6.6) Securities gains (losses) (4.1) 6.9 1.2 2.3 1.1
Mortgage Banking 3Q03 2Q03 1Q03 4Q02 3Q02 Investor servicing portfolio(1) $6.0 B $5.1 B $4.4 B $3.8 B $3.2 B Weighted average coupon 5.79% 6.06% 6.34% 6.58% 6.88 % Originations $2.2 B $1.7 B $1.3 B $1.5 B 1.0 B Mortgage servicing rights $64.5 MM $36.7 MM $35.4 MM $29.3 MM $27.9 MM MSR (impairment)recovery(2) $17.8 MM $(6.4) MM --- $(6.2) MM $(6.6) MM MSR % of investor servicing portfolio 1.07% 0.72% 0.80% 0.78% 0.88 % MSR % of equity 2.88% 1.66% 1.64% 1.34% 1.24% (1) End of period (2) Before any securities (losses) gains

Non-interest Expense ($MM) Better or (Worse) vs. 3Q03 2Q03 (1) 3Q02 Personnel costs $113.2 $(7.9) (8) % (12) % Operating lease expense 93.1 9.8 10 26 Equipment 16.3 -- -- 6 Outside services 17.5 (1.4) (9) (16) Net occupancy 15.6 (0.2) (1) (6) Professional services 11.1 (1.2) (13) (15) Marketing 5.5 2.9 35 26 Telecommunications 5.6 (0.2) (4) -- Printing 3.7 (1.4) (62) 1 Restruct. charges (releases) -- (5.3) nm nm Other 18.6 1.8 9 4 Total $300.7 $(3.1) (1) % 6 % Total xcld oper. lease exp. $207.1 $(13.0) (7) % (7) % (1) Linked quarter percentage growth is not annualized
3Q03 2Q03 1Q03 4Q02 3Q02 NPA ratio (1) 0.65% 0.70% 0.74% 0.74% 1.20% Net charge-off ratio (2) 0.64 0.85 0.69 1.83 0.78 90+ days past due (3) 0.31 0.29 0.30 0.33 0.32 Consumer 0.38 0.42 0.50 0.43 0.42 Commercial 0.33 0.21 0.15 0.26 0.22 Commercial RE 0.08 0.08 0.07 0.18 0.24 LLR ratio (4) 1.75 1.79 1.78 1.81 2.08 NPA coverage ratio (5) 270 255 239 246 173 (1) NPAs / total loans + OREO; EOP (2) Net charge offs / average total loans and leases; quarterly ratio annualized (3) EOP (4) ALLL / total loans; EOP (5) ALLL / NPAs; EOP Credit Quality Trends Overview

% Lns + OREO 1Q02 225.53 2Q02 223.237 3Q02 214.129 0.012 4Q02 136.723 0.0074 1Q03 140.725 0.0074 2Q03 133.722 0.007 3Q03 137.077 0.0065 Non-performing Asset Trends ($MM)
Non-Performing Asset Flow Analysis Period End ($MM) 3Q03 2Q03 1Q03 4Q02 3Q02 NPA beginning of period $133.7 $140.7 $136.7 $214.1 $223.2 4Q02 credit actions: New 29.9 Loan and lease losses (51.3) Sales (25.8) Net impact (47.2) New 52.2 83.1 48.4 35.6 47.3 Return to accruing status (0.3) (9.9) (6.0) (12.7) (0.4) Loan and lease losses (22.1) (30.2) (18.0) (21.5) (25.5) Payments (18.9) (26.8) (15.4) (28.5) (26.3) Sales (7.5) (23.2) (5.0) (3.2) (4.2) NPA end of period $137.1 $133.7 $140.7 $136.7 $214.1

3Q03 2Q03 1Q03 4Q02 3Q02 C&I 0.91% 1.89% 1.06% 4.31% 1.21% Commercial RE 0.36 0.06 0.06 0.82 0.45 Total commercial 0.68 1.14 0.66 2.92 0.92 Auto DFL (2) 0.36 0.44 0.37 0.38 0.17 Auto loans 1.20 1.06 1.38 1.41 1.23 Home equity 0.39 0.44 0.50 0.45 0.38 Residential RE 0.05 0.06 0.03 0.02 0.03 Other direct 1.14 1.08 1.69 1.09 0.98 Total consumer 0.61 0.57 0.73 0.71 0.62 Total 0.64% 0.85% 0.69% 1.83% 0.78% (1) Annualized (2) Direct Financing Leases Loan & Lease Net Charge-offs (1)
Commercial Delinquency Trends (1) Total (C&I + Com'l RE + Consumer) C&I Com'l RE 2Q01 0.0231 0.0184 0.0153 3Q01 0.0233 0.014 0.0179 4Q01 0.0209 0.0108 0.0134 1Q02 0.0178 0.0126 0.0148 2Q02 0.0188 0.0191 0.0116 3Q02 0.0171 0.015 0.0139 4Q02 0.0153 0.0118 0.0073 1Q03 0.0134 0.0088 0.0079 2Q03 0.0132 0.0085 0.007 3Q03 0.0132 0.0083 0.0045 (1) Delinquent but accruing as a % of related outstandings at EOP 30+ Days 90+ Days Total (C&I + Com'l RE + Consumer) C&I Com'l RE 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 0.0023 0.0022 0.0024 4Q02 0.0023 0.0026 0.0018 1Q03 0.0012 0.0015 0.0007 2Q03 0.0016 0.0021 0.0008 3Q03 0.0022 0.0033 0.0008

Consumer Delinquency Trends (1)

30+ Days


2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.00%
2.08%
1.85%
1.86%
1.72%
3Q02
4Q02
1Q03
2Q03
3Q03

90+ Days


2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.42%
0.43%
0.50%
0.42%
0.38%
3Q02
4Q02
1Q03
2Q03
3Q03

(1) % of related outstandings at EOP

29

Allowance for Loan & Lease Losses (ALLL) Flow Analysis ($MM) 3Q03 2Q03 1Q03 ALLL- beg. $340.9 $337.0 $336.6 Gross chg.-offs (43.3) (50.0) (40.3) Recoveries 10.5 8.9 7.4 Net chg-offs (32.8) (41.1) (32.8) Provision exp. 51.6 49.2 36.8 Assets purchased / (sold) -- (3.5) (3.0) ALLL/securitized loans (1) 10.3 (0.7) (0.7) ALLL-end $370.1 $340.9 $337.0 (1) Includes impact of adoption of FIN 46 effective 7/1/03 Amount Percent 1Q02 2Q02 3Q02 371.033 0.0208 4Q02 336.648 0.0181 1Q03 337.017 0.0178 2Q03 340.947 0.0179 3Q03 370.135 0.0175 ($MM)

($B) 3Q03 2Q03 1Q03 4Q02 3Q02 Total risk-weighted assets $28.0 $27.6 $27.4 $27.1 $26.2 Tier 1 risk-based capital 8.38% 8.32% 8.14% 8.32% 8.82% Total risk-based capital 11.16 11.12 11.01 11.22 11.79 Tier 1 leverage 7.95 8.26 8.22 8.49 9.06 Tangible equity / assets 6.78 7.07 7.02 7.23 7.65 Tangible equity / risk-weighted assets 7.23 7.20 7.07 7.27 7.72 Double leverage (2) 97 93 91 87 86 (1) Period end (2) (Parent company investments in subsidiaries + goodwill) / equity Capital Trends (1)
Closing Remarks

2003 EPS Guidance - GAAP Basis 9 Month YTD EPS on a GAAP basis was $1.21 (1) 1Q03 2Q03 3Q03 9 Mth YTD $0.39 $0.42 $0.39 $1.21 4Q03 EPS expectation on a GAAP basis of $0.37-$0.38 (1) Individual quarters sum to $1.20 which differs from the $1.21 YTD amount due to rounding
PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD LOOKING STATEMENT DISCLOSURE This presentation and discussion, including related questions and answers, may contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in Item 1 of Huntington's amended Annual Report on Form 10-K/A for the year ended December 31, 2002, and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this discussion, including related questions and answers, are based on information available at the time of the discussion. Huntington assumes no obligation to update any forward-looking statement.

Appendix
Contents Slides Consolidated data Loans 37-46 Deposits 47-48 Capital 49-51 Income statement / performance 52-59 Credit quality 60-63 Line of business data Commercial Banking 64-68 Retail Banking 69-75 Dealer Sales 76-84 Private Financial Group 85-91

Loans
Loan & Lease Portfolio - 9/30/03 By Type ($B) Amt Pct C&I (1) $ 5.4 24% Commercial RE 4.0 18 Total commercial 9.5 42 Auto loans 3.7 16 Auto direct fin. leases 1.7 8 Home equity 3.6 16 Residential real estate 2.3 10 Other consumer 0.4 2 Total consumer 11.7 52 Total loans & leases 21.2 94 Auto operating leases 1.5 6 Total $22.6 100% Total auto exposure $6.9 30% Includes $1.7 B Business Banking By Region or LOB Central OH/WV 0.234 Northern OH 0.117 W. Michigan 0.09 S. Ohio/KY 0.072 E. Michigan 0.058 Indiana 0.032 Dealer Sales Consumer 0.3 Dealer Sales Commercial 0.03 PFG 0.056 Treasury / Other 0.007

C & I & CRE Portfolio - 9/30/03 $9.5 B By Industry Sector Services 0.2464 Manufacturing 0.1146 F.I.R.E. 0.3276 Retail Trade 0.1175 Construction 0.0791 Wholesale Trade 0.0545 Trans./Comm. 0.0274 Agriculture 0.0138 Energy 0.0075 Other 0.0088 Public Administration 0.0027
< $5 MM 18800 $5+ MM 366 $5 MM - < $10 MM 247 $10 MM - < $25 MM 112 $25 MM - < $50 MM 7 $50+ MM -- Total 366 < $5 MM 0.598 $5 MM - < $10 MM 0.1818 $10 MM - <$25 MM 0.1727 $25 MM - < $50 MM 0.0263 $50 MM + 0 C & I & CRE Portfolio- 9/30/03 # of Loans By Size 18,800 98.1% 366 1.9% Loans By $ Size 60% 3% $9.5 Billion 18% 17%

Construction Owner Occupied Mini-Perm Permanent 0.408 0.312 0.148 0.132 Columbus Cleveland Cincinnati W. MI E. MI WV ID FL 0.207 0.203 0.155 0.156 0.142 0.073 0.056 0.008 Commercial Real Estate Portfolio - 9/30/03 Cincinnati 16% Columbus 21% W. Michigan 16% E. Michigan 14% W. Virginia 7% Indiana 6% Cleveland 20% Permanent 13% Mini-perm 15% Owner Occupied 31% Construction 41% $4.1 Billion Florida 1%
Commercial Real Estate Portfolio - 6/30/03 Retail Industrial Office Multifamily Land Devel Single-family Hotel Health Care Raw Land Other 0.214 0.164 0.155 0.151 0.082 0.056 0.047 0.022 0.037 0.072 Retail Industrial Office Multi-family Land Devel. Hotel Single- family Health Care Other $4.1 Billion Raw Land Retail Industrial Office Multifamily Land Devel Single-family Hotel Health Care Raw Land Other 0.203 0.11 0.133 0.215 0.115 0.068 0.065 0.014 0.047 0.03 Retail Industrial Office Multi-family Land Devel. Hotel Single- family Health Care Other Raw Land $2.9 Billion Excluding Owner Occupied

Commercial Loan Trends (1) C&I (2) Commercial RE Business Banking 2Q02 3Q02 4.047 3.562 1.457 4Q02 4.046 3.671 1.509 1Q03 3.988 3.752 1.635 2Q03 3.941 3.86 1.685 3Q03 3.662 4.002 1.718 ($B) (1) Quarterly averages (2) Excludes Business Banking loans (10)% 12% 18% Year-over-Year % Change
Consumer Loan & Lease Portfolio - 9/30/03 By Type ($B) Amt Pct Auto loans $3.7 28% Auto direct fin. leases 1.7 13 Home equity * 3.6 27 Residential real estate 2.3 18 Other consumer 0.4 3 Total consumer $11.7 89 Auto oper. lease assets $1.5 11 Total $13.2 100% * Home equity lines $3.0 Home equity loans 0.6 Auto loans 0.28 Auto direct. fin. leases 0.13 Home equity 0.273 Residential real estate 0.177 Other consumer 0.029 Auto oper. lease assets 0.111

Consumer Loan Trends (1) Home Equity Residential Mortgage Other 2Q02 3Q02 3.06 1.486 0.406 4Q02 3.166 1.694 0.399 1Q03 3.238 1.832 0.389 2Q03 3.359 1.887 0.379 3Q03 3.503 2.075 0.367 ($B) (1) Quarterly averages 14% 40% (10)% Year-over-Year % Change
Home Equity - Production ($MM) 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Loans Production $71 $93 $73 $83 $76 $82 $64 $64 $54 $64 $144 Avg. LTV 80% 80% 78% 77% 79% 75% 72% 72% 69% 70% 66% Avg. FICO 689 693 695 697 697 699 698 698 697 701 714% < 640 19% 19% 17% 16% 14% 14% 16% 16% 14% 14% 7% Lines Production $217 $336 $291 $306 $323 $372 $353 $366 $369 $449 $391 Avg. LTV 79% 79% 78% 77% 78% 79% 79% 80% 80% 79% 80% Avg. FICO 711 714 714 720 721 722 722 722 721 724 724% < 640 11% 10% 9% 7% 6% 6% 6% 5% 6% 5% 4%

Deposits
Deposit Trends (1) Core Dep Excluding CDs CDs Other 2Q02 11.185 3.509 1.788 3Q02 11.617 3.453 2.054 4Q02 11.708 3.305 2.196 1Q03 12.008 2.963 2.439 2Q03 12.623 2.799 2.475 3Q03 13.24 2.561 2.76 ($B) (1) Quarterly averages Year-over-Year % Change 14% (26)% 34%

Capital
Capital Trends (1) Shareholders' Equity Key Equity Ratios (2) (1) Quarterly averages (2) End of period Tier I Regulatory Total Capital Regulatory Tang. Com. Equity Tier 1 Leverage 2Q02 3Q02 0.0882 0.1179 0.0765 0.0906 4Q02 0.0832 0.1122 0.0723 0.0849 1Q03 0.0814 0.1101 0.0702 0.0822 2Q03 0.0832 0.1112 0.0707 0.0826 3Q03 0.0838 0.1116 0.0678 0.0795 Shareholders' Equity 2Q02 3Q02 2.216 4Q02 2.165 1Q03 2.168 2Q03 2.153 3Q03 2.242 ($B) Year-over-Year % Change 1%

Share Repurchase Program February 2002 Authorization - 22 million shares Repurchased 19.4 million shares... $374 million Quarter YTD 1Q02 1.5 MM 1.5 MM 2Q02 7.3 8.8 3Q02 6.2 15.0 4Q02 4.2 19.2 1Q03 0.2 19.4 January 2003 Authorization - 8 million shares Repurchased 4.1 million shares... $77 million Quarter YTD 1Q03 4.1 MM 4.1 MM 2Q03 - - 4.1 3Q03 - - 4.1
Income Statement

FIN 46 - 3Q03 Impact as a "Cumulative Effect of a Change in Accounting Principle" (1) Write-off of retained interest $(157) MM Write-off of servicing asset (12) Recognize excess cash in securitization trust 110 Recognize over collateralization 15 Recognize dealer reserve 23 Mark to market the cash value of retained interest 10 Pre-loan loss provision net impact (11) Establish loan loss reserve at 1.01% (10) Pre-tax impact $ (21) MM After tax impact $ (13) MM EPS impact $(0.06) (1) Values as of 6/30/03
Performance Trends (1) (1) Excluding securities gains (losses) Revenue (FTE) Amount 1Q02 2Q02 3Q02 489.823 4Q02 470.564 1Q03 475.581 2Q03 474.581 3Q03 499.9 ($MM) Year-over-Year % Change 2%

Managing Interest Rate Risk (1) Net Interest Income at Risk Forward Curve +/- 2% Gradual Change in Rates Economic Value at Risk Parallel Yield Curve Shift +/- 2% Instantaneous Change in Rates 2% Rate Rise 2% Rate Fall 2Q01 -0.021 0.018 3Q01 -0.017 0.015 4Q01 -0.012 0.008 1Q02 -0.016 0.014 2Q02 -0.013 0.009 3Q02 -0.005 -0.005 4Q02 -0.007 -0.002 1Q03 -0.006 -0.004 2Q03 -0.008 -0.002 3Q03 -0.009 -0.002 +2% Rate Shock -2% Rate Shock -1% Rate Shock 2Q01 -0.062 0.036 3Q01 -0.037 0.007 4Q01 -0.024 -0.007 1Q02 -0.038 0.008 2Q02 -0.03 0.001 3Q02 -0.036 -0.004 4Q02 -0.038 -0.003 1Q03 -0.027 -0.008 2Q03 -0.014 -0.016 3Q03 -0.085 0.029 (1) All leases treated on direct financing lease basis
NII xcld Op. Lse Inc. 2Q02 3Q02 138.438 4Q02 122.596 1Q03 134.731 2Q03 148.377 3Q03 155.144 Non-interest Income Trends NII xcld. Oper. Lease. Inc. Operating Lease Income ($MM) Oper. Lease Inc. 2Q02 3Q02 160.164 4Q02 149.259 1Q03 138.193 2Q03 128.574 3Q03 117.624 ($MM) Year-over-Year % Change 12% Year-over-Year % Change (27)%

Non-interest Expense Trends NIE xcld Op Lse Exp 2Q02 3Q02 193.804 4Q02 208.614 1Q03 203.939 2Q03 194.143 3Q03 207.097 NIE xcld. Op. Lse. Exp. Operating Lease Expense ($MM) Oper. Lease Exp. 2Q02 3Q02 125.743 4Q02 120.747 1Q03 111.588 2Q03 102.939 3Q03 93.134 ($MM) Year-over-Year % Change 7% Year-over-Year % Change (26)%
Amount 1Q02 2Q02 3Q02 0.652 4Q02 0.699 1Q03 0.663 2Q03 0.626 3Q03 0.6 Efficiency Ratio (1) (1) Non-interest expense excluding intangible amortization divided by FTE revenue excluding securities gains (losses). The run-off in the operating lease portfolio positively impacted 2Q03 efficiency ratio by approximately 82 bps and 3Q03 efficiency ratio by approximately 91 bps.

Performance Trends (1) Return on Avg. Common Equity Internal Capital Generation Rate (2) Return on Avg. Assets 2Q02 3Q02 0.158 0.088 0.0135 4Q02 0.127 0.057 0.0102 1Q03 0.172 0.101 0.0136 2Q03 0.18 0.111 0.0138 3Q03 0.184 0.101 0.0138 (1) Base on income before cumulative effect of change in accounting principle, net of tax (2) ICG = ROE x (1-(dividend declared per share/earnings per share))
Credit Quality

Non-performing Assets - By Sector Services 0.181 Manufacturing 0.2993 F.I.R.E. 0.1733 Construction 0.0325 Retail Trade 0.0436 Agriculture 0.011 Trans./Comm. 0.0141 Wholesale Trade 0.0662 Energy 0.0021 Other 0.177 $137 MM @ 9/30/03 Decreased Concentration ($MM) NPA Size 9/30/03 9/30/02 $ # $ # >$5 $19.3 2 $58.0 7 $2-<$5 36.6 11 63.9 21 <$2 81.2 92.2 $137.1 $214.1
Loan & Lease Net Charge-offs Amount Percent 1Q02 2Q02 3Q02 33.785 0.0078 4Q02 83.158 0.0183 1Q03 32.836 0.0069 2Q03 41.056 0.0085 3Q03 32.774 0.0064 ($MM) 3Q03 2Q03 3Q02 Commercial 0.91% 1.89% 1.21% Commercial RE 0.36 0.06 0.45 Total com'l 0.68 1.14 0.92 Auto DFL (1) 0.36 0.44 0.17 Auto loans 1.20 1.06 1.23 Home equity 0.39 0.44 0.38 Residential RE 0.05 0.06 0.03 Other direct 1.14 1.08 0.98 Total consumer 0.61 0.57 0.62 Total 0.64% 0.85% 0.78% (1) Direct Financing Leases

Loan Loss Provision (1) 4Q02 includes $51.3 MM of special credit charge-offs taken during quarter Net Charge-offs LL Provision 2Q02 36.997 49.876 3Q02 33.785 54.304 4Q02 83.158 51.236 1Q03 32.836 36.844 2Q03 41.056 49.193 3Q03 32.774 51.615 ($MM) $51.3 (1)
Commercial Banking

Commercial Banking - C&I and Commercial RE Loan Growth by Market (1) Average ($B) Annualized Growth (2) 3Q03 v 2Q03 v 3Q03 v 3Q03 2Q03 1Q03 3Q02 Central OH / WV Region (3) $1.9 (3) % (11)% (5) % No. Ohio Region 1.3 (19) 17 (2) Cincinnati / Dayton Region 0.9 (5) 3 7 Indiana Region 0.4 17 6 6 E. Michigan Region 0.7 10 8 20 W. Michigan Region 0.8 (2) 7 13 Total Regions $5.9 (4) % 3% 3% (1) Commercial banking does not include business banking (2) Linked quarter percent change annualized (3) Impacted by run-off of Shared National Credit portfolio
1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 2216903957 2318488027 2403399725 2449714775 2480033613 2526890576 2471908987 2605663927 2713104825 2793000000 Commercial Banking - Loan Growth (1) 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 C&I 4130968773 4211823376 4120572245 3982184947 3843323332 3730010968 3763292794 3621503938 3506465237 3284000000 C & I Commercial Real Estate ($MM) ($MM) (12)% 4% (15)% 8% (9)% 22% (1) Commercial banking does not include business banking (13)% 16% Quarterly Growth Rates-Annualized Quarterly Growth Rates-Annualized (12)% 14%

Commercial Banking - Total Deposits Growth by Market (1) Average ($B) Annualized Growth (2) 3Q03 v 2Q03 v 3Q03 v 3Q03 2Q03 1Q03 3Q02 Central OH / WV Region $0.7 58% 30% 14 % No. Ohio Region 0.7 21 36 10 Cincinnati / Dayton Region 0.2 67 115 41 Indiana Region 0.1 120 34 (11) E. Michigan Region 0.4 41 26 36 W. Michigan Region 0.5 44 40 11 Total Regions $2.7 46% 38% 15% (1) Commercial banking does not include business banking (2) Linked quarter percent change annualized
2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Svc Chgs 7.977 8.432 8.659 9.209 8.351 8.75 Commercial Banking (1) 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Total corporate excluding MMA 1850.3 1932.9 1941.6 1971.5 2163.2 2369.1 2235.2 2241.6 2446.92 2715 Total Deposits Service Charge Income ($MM) (1) Commercial banking does not include business banking ($MM) Maintenance fees Treasury management fees Year-over-Year % Change 15% Year-over-Year % Change 4%

Retail Banking
2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 New Loans 1639.4 1674.9 1631.7 1611.3 1692.9 1808 Retail Banking 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 1537 1532 1509 1522 1552 1564 1563 1595 1607 1660 1708 Business Loans Business Deposits ($MM) ($MM) 0% 8% 3% 13% Quarterly Growth Rates-Annualized Year-over-Year % Change 9% 13%

Retail Banking - Consumer Loan Growth by Market Average ($B) Annualized Growth (1) 3Q03 v 2Q03 v 3Q03 v 3Q03 2Q03 1Q03 3Q02 Central OH / WV Region $ 1.0 14% 6% 9 % No. Ohio Region 0.8 13 9 10 Cincinnati / Dayton Region 0.6 18 12 13 Indiana Region 0.3 15 8 12 E. Michigan Region 0.3 17 17 18 W. Michigan Region 0.8 13 12 12 Total Regions $ 3.7 14% 10% 11% (1) Linked quarter percent change annualized
2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Residential mortgage 1162 1245 1393 1470 1486 1572 Retail Banking - Consumer Loan Growth (1) 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Home Equity (loans + lines) 2717 2836 2918 2982 3085 3200 Home Equity Loans & Lines Residential Mortgages 18% 12% 29% 48% Quarterly Growth Rates-Annualized Quarterly Growth Rates-Annualized (1) Excludes PFG loans ($MM) ($MM) 9% 22% 4% 14% 19% 32%

Retail Banking - Total Deposits Excluding Time Growth by Market Average ($B) Annualized Growth (1) 3Q03 v 2Q03 v 3Q03 v 3Q03 2Q03 1Q03 3Q02 Central OH / WV Region $ 3.3 11% 15% 13 % No. Ohio Region 2.2 19 18 15 S. Ohio / Kentucky 0.9 21 22 21 Indiana Region 0.3 14 21 19 E. Michigan Region 1.2 19 24 18 W. Michigan Region 1.5 25 22 13 Total Regions $ 9.4 17% 19% 15% (1) Linked quarter percent change annualized
Retail Banking - Total Deposits Excluding Time 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Total corporate excluding MMA 7014 7179 7343 7576 7803 8131 8260 8374 8689 9108 9414 ($MM) Year-over-Year % Change 12% 15%

Retail Banking - Service Charge Income 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Personal 17.812 18.906 18.631 19.589 17.757 19.216 20.926 24.334 22.1 23.9 24.767 Corporate 6.318 6.569 6.775 6.793 7.128 7.269 7.155 7.255 7.3 7.5 7.579 20% ($MM) 11% Year-Over-Year % Change 18% 18% 16%
Dealer Sales

Direct Financing Leases Operating Leases 2Q02 3Q02 0.461 2.597 4Q02 0.759 2.328 1Q03 1.006 2.076 2Q03 1.306 1.802 3Q03 1.59 1.565 Auto loans Securitized loans 2Q02 3Q02 2.764 1.15 4Q02 2.94 1.12 1Q03 3.079 1.1 2Q03 2.83 1.08 3Q03 3.594 0.06 Auto Loan and Lease Trends (1) ($B) ($B) (1) Quarterly averages Year-over-Year % Change Year-over-Year % Change (4)% 3%
Auto Loan and Lease Exposure Trends (1) 3Q02 4Q02 1Q03 2Q03 3Q03 9/30/03 Total corporate excluding MMA 0.332 0.33 0.329 0.317 0.308 0.306 Quarterly Averages (1) (Auto loans + direct financing leases + operating lease assets + securitized auto loans) / (total loans and leases + operating lease assets + securitized auto loans)

Indirect Auto - Production ($MM) 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Auto Loans Production $ 426 $613 $667 $504 $486 $498 $715 $609 $711 $644 $739 % new vehicles 43% 47% 50% 39% 47% 58% 57% 52% 52% 55% 64% Avg. FICO 716 722 721 723 730 732 737 735 733 735 742% < 640 5.8% 4.7% 4.7% 3.1% 1.8% 1.4% 1.2% 1.0% 0.8% 0.8% 0.6% Avg. LTV 99% 98% 99% 102% 95% 93% 91% 92% 92% 92% 91% Auto Leases Operating Leases Direct Financing Leases (1) Production $271 $340 $318 $255 $213 $292 $391 $283 $310 $389 $310 % new vehicles 78% 80% 83% 83% 85% 90% 91% 95% 94% 97% 99% Avg. residual 38% 38% 37% 36% 37% 38% 40% 42% 42% 44% 43% Avg. FICO 713 712 710 717 727 732 735 735 735 739 738% < 640 6.7% 6.2% 6.4% 3.6% 0.9% 0.7% 0.6% 0.7% 0.5% 0.5% 0.5% Avg. LTV 103% 101% 101% 105% 102% 100% 98% 99% 99% 98% 98% (1) 2Q02: April = operating lease production; May-June = direct financing lease production
Auto Loan Sales Strategy Lower balance sheet exposure to auto business Actions 3Q03 2Q03 1Q03 Sold None $569 MM $558 MM Financial impact Gain on sale $13.5 MM $10.3 MM Decrease net interest margin 3 bp 7 bp Credit quality impact Increase auto net charge-offs 4 bp 8 bp Increase total net charge-offs 1 bp 2 bp Auto loans, leases & operating lease assets % of total loans, leases & operating lease assets (1) 26.9% 28.2% (1) End of period

Dealer Sales - Market Share vs. Captives (1) 2001 2002 2003 YTD HNB MARKETS GMAC 13.1% 15.2% 13.6 % Ford 13.9 9.8 7.8 Chrysler 4.0 5.3 4.9 Huntington 3.6 3.7 4.1 (1) Source: AutoCount 2003 YTD = 8 months
Market Share vs. Captives 7/02 8/02 9/02 10/02 11/02 12/02 1/03 2/03 3/03 4/03 5/03 6/03 7/03 8/03 Huntington 0.0432 0.0437 0.0394 0.0352 0.0381 0.0462 0.0483 0.0419 0.042 0.0402 0.0372 0.0369 0.0432 0.04 GMAC 0.1619 0.1484 0.1319 0.1623 0.1747 0.1468 0.1512 0.1492 0.1303 0.1307 0.1334 0.1396 0.1256 0.132 Ford Motor Credit 0.0964 0.1105 0.1149 0.0978 0.0845 0.0787 0.085 0.0745 0.0723 0.071 0.0749 0.0776 0.0779 0.088 Chrysler Financial 0.0508 0.0593 0.0702 0.055 0.0531 0.0579 0.0499 0.0449 0.0487 0.0487 0.0466 0.05 0.0502 0.05 Huntington GMAC Ford Chrysler Source: AutoCount

Dealer Sales - Market Share in Major Markets (1) 2001 2002 2003 YTD OHIO Chase 4.2% 5.0% 8.0 % Huntington 6.3 6.4 7.8 #2 Fifth Third 4.7 5.9 6.5 MICHIGAN Chase 2.9 4.8 7.1 Fifth Third 3.2 5.5 7.2 Bank One 1.6 2.3 3.1 Huntington 2.4 3.3 2.7 #4 FLORIDA SunTrust 5.6 7.5 8.5 Chase 5.5 5.6 5.0 Bank of America 1.5 1.7 3.3 AmSouth 3.0 3.3 3.1 Huntington 2.2 2.4 2.7 #5 (1) Excluding captives; source: AutoCount 2003 YTD = 8 months
Dealer Sales - Market Share in Major Markets (1) 2001 2002 2003 YTD INDIANA Fifth Third n/a % 8.1% 9.4 % Huntington n/a 3.9 4.9 #2 KENTUCKY Fifth Third 7.9 9.7 9.0 Huntington 7.5 8.3 8.5 #2 WEST VIRGINIA BB&T 10.9 11.5 11.4 Fifth Third 3.1 5.4 7.8 Huntington 7.9 6.9 7.3 #3 (1) Excluding captives; source: AutoCount 2003 YTD = 8 months

Private Financial Group
PFG - Results 2003 9 Mo. 2002 9 Mo. % Chg Total revenue (1) $123.0 MM $114.6 MM 7% 3Q03 3Q02 % Chg Assets under management (2) $ 8.6 B $ 8.6 B -- Huntington Funds 2.9 2.8 4 Trust assets (3) 35.7 26.0 35 Brokerage assets 3.9 3.0 30 Deposits - avg. 1.0 0.8 26 Loans - avg. 1.2 0.9 31 # Retail life policies I.F. 14,000 10,000 40 (1) Includes fees allocated to Regional Banking of $11.8 MM in 2003 and $9.0 MM in 2002 (2) Includes Huntington Funds (3) Includes Haberer

PFG - Business Overview - 3Q03 Asset Management / Investment Advisory Assets ($B) 9/30/03 6/30/03 9/30/02 Mngd Total Mngd Total Mngd Total Personal trust $4.6 $7.8 $4.7 $7.7 $4.7 $7.5 Huntington Funds 2.9 2.9 3.0 3.0 2.8 2.8 Institutional trust 0.5 21.2 0.5 20.3 0.5 13.0 Corporate trust 0.1 3.3 0.1 3.2 0.2 2.7 Haberer 0.5 0.5 0.5 0.5 0.4 0.4 $8.6 $35.7 $8.8 $34.7 $8.6 $26.4
Revenue 3Q03 v ($MM) 3Q03 3Q02 Trust fees $ 15.3 2 % Brokerage & insurance 12.9 2 Other (2) 0.6 (4) Total $ 28.8 1% (1) Excluding revenue shared with Regional Banking (2) Misc. banking fees on loans / deposits PFG - Fee Based Revenue (1) Trust Fees Brokerage & Insurance 1Q01 13.7 10.9 2Q01 14.4 11.1 3Q01 14.8 9.5 4Q01 14.7 12.7 1Q02 15.1 12.2 2Q02 16.2 13.1 3Q02 15 12.6 4Q02 15.3 13.2 1Q03 14.9 14.6 2Q03 15.6 13.3 3Q03 15.3 12.9 ($MM) Trends

PFG - Business Overview - 3Q03 ($MM) 3Q03 v 3Q03v Brokerage 3Q03 2Q03 3Q02 2Q03 (1) 3Q02 Mutual fund sales $ 48.6 $ 76.0 $ 32.4 (36) % 50 % Annuity sales 131.6 142.3 151.8 (8) (13) $180.2 $218.3 $184.2 (17) % (2) % Huntington Fund Sales $ 10.3 $ 29.8 $ 9.8 % of Total Mutual Fund Sales 21% 39% 30% Private Banking (2) Deposits $1,011 $944 $802 7% 26 % Loans $1,210 $1,153 $924 5% 31% (1) Linked quarter percentage growth is not annualized (2) Average balances
PFG - Investment Sales Success (1) 2002 Industry 3Q03 2Q03 2002 Top HBAN HBAN HBAN Average Quartile Sales penetration (2) 5.6% 6.1% 6.0% 3.4% 4.4% Revenue penetration (3) $3,076 $3,319 $3,214 $1,722 $2,266 Profit penetration (4) $1,027 $1,252 $1,110 $ 549 $ 702 Average monthly (5) Sales per licensed banker $66,753 $69,066 $78,877 $38,158 $45,517 Revenue per licensed banker $ 3,046 $ 3,122 $3,550 $ 1,717 $ 2,048 (1) Ken Kehrer & Associates survey (2) Sales (dollars invested) of mutual funds and annuities (annualized) divided by bank's retail deposits (3) Investment program revenue (annualized) per million of the bank's retail deposits (4) Contribution of investment program to pretax profit (annualized) per million of the bank's retail deposits. Contribution is difference between program revenue and program expenses (5) Annualized

PFG - Huntington Funds Lipper 1 Year (9/30/03) rankings... Dividend Capture Fund (since inception) Top 10% of 360 Growth Fund (3 year) Top 15% of 513 Morningstar "4 Star" rating Growth Fund (1) Income Equity Fund (2) (1) 3, 5 and 10 year time periods (2) 3 year time period
The Local Bank With National Resources